SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 7, 2012
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

     References in this Report to “we,” “us,” “our” or the “Company” refer to General Finance Corporation, a Delaware corporation (“GFN”), and its direct and indirect subsidiaries, including GFN North America Corp., a Delaware corporation ("GFNA"), and its subsidiary Pac-Van, Inc., an Indiana corporation (which are referred to collectively herein as “Pac-Van”), GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”), its subsidiary Royal Wolf Holdings Limited (formerly GFN Australasia Holdings Pty Limited), an Australian corporation (“Royal Wolf Holdings”), its subsidiary GFN Australasia Finance Pty Limited, an Australian corporation (“GFN Finance”), and its subsidiary RWA Holdings Pty Limited, an Australian corporation (“RWA”), and its subsidiaries. Royal Wolf Holdings and its subsidiaries are collectively referred to herein as “Royal Wolf.”

		Page
Item 1.01	Entry Into a Material Definitive Agreement	1

Item 1.02	Termination of a Material Definitive Agreement	4

Item 9.01	Financial Statements and Exhibits	5

EXHIBIT 10.1
Credit Agreement dated September 7, 2012 among Wells Fargo Bank, National Association ("Wells Fargo"), HSBC Bank USA, N.A. ("HSBC") and the Private Bank and Trust Company (the "Private Bank" and collectively with Wells Fargo and HSBC, the "Lenders")

EXHIBIT 10.2	Guaranty and Security Agreement dated September 7, 2012 by Pac-Van for the benefit of Wells Fargo, as agent for the Lenders
EXHIBIT 10.3	Trademark Security Agreement dated September 7, 2012 by Pac-Van for the benefit of Wells Fargo, as agent for the Lenders
EXHIBIT 10.4	Pledge Agreement dated September 7, 2012 by GFNA for the benefit of Wells Fargo, as agent for the Lenders
EXHIBIT 10.5	Guaranty and Security Agreement dated September 7, 2012 by PV Acquisition Corp., an Alberta corporation ("PV Acquisition Corp."), for the benefit of Wells Fargo, as agent for the Lenders

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Item 1.01 Entry Into A Material Definitive Agreement

On September 7, 2012, Pac-Van, Inc., an Indiana corporation (“Pac-Van”), and certain of its affiliates entered into agreements relating to a new $110 million senior secured revolving credit facility of Pac-Van (the “New Pac-Van Credit Facility”).

Borrowings under the New Pac-Van Credit Facility were used to prepay in full all loans under that certain Revolving Credit and Security Agreement dated July 16, 2010, as amended to date (the “Prior Credit Agreement”), among Pac-Van, PNC Bank, National Association ("PNC") and certain other lenders and to prepay in full the $15 million of senior subordinated notes (the “Subordinated Notes”) issued by GFN to Laminar Direct Capital, L.L.C. ("Laminar") pursuant to that certain Investment Agreement dated July 16, 2010 (the “Investment Agreement”).

The agreements entered into on September 7, 2012 by GFNA, Pac-Van and certain of their affiliates in connection with the New Pac-Van Credit Facility are (each as defined below): the Credit Agreement, the Guaranty, the Trademark Security Agreement, the Pledge Agreement and the Canadian Guaranty.

Credit Agreement

Wells Fargo Bank, National Association, HSBC Bank USA, NA, and the Private Bank and Trust Company and Pac-Van entered into that certain Credit Agreement dated September 7, 2012 (the “Credit Agreement”) with Wells Fargo as agent for the Lenders.  The Credit Agreement provides Pac-Van with five-year senior secured revolving credit facility under which Pac-Van may borrow up to $110 million, subject to the terms of a borrowing base, as defined, calculated at a discount to certain collateral pledged by Pac-Van.  The Credit Agreement contains certain financial covenants, including fixed charge coverage ratios and utilization ratios.  Funds borrowed under the Credit Agreement will accrue interest, at Pac-Van’s option, either at the base rate plus 1.75% to 2.25% or the LIBOR rate plus 2.75% to 3.25%.  The Credit Agreement provides for the issuance of irrevocable standby letters of credit in amounts totaling up to $5 million. The Credit Agreement provides that at any time prior to September 7, 2016, Pac-Van, subject to certain conditions, may increase the amount that may be borrowed under the Credit Facility by $10 million to a maximum of $120 million.

The Credit Agreement also contains covenants that require Pac-Van to, among other things, periodically deliver financial and other information to Wells Fargo and the lenders who are parties to the Credit Agreement. The Credit Agreement contains customary negative covenants applicable to Pac-Van, including negative covenants that restrict the ability of such entities to, among other things, (i) acquire and sell assets and enter into mergers and consolidations, (ii) create or permit to exist certain liens upon  assets, (iii) make capital expenditures in excess of defined limits, (iv) repurchase or pay dividends or make certain other restricted payments on capital stock and certain other securities, or prepay certain indebtedness, (v) reclassify equipment held for lease to equipment held for sale in excess of defined limits or (vi) incur losses from the sale of assets in excess of defined limits.

The Credit Agreement includes other covenants, representations, warranties, indemnification provisions, and events of default that are customary for senior secured credit facilities, including events of default relating to a change of control of GFN and Pac-Van or the cessation of involvement of Ronald F. Valenta in the operations and management of GFN or Pac-Van as a director or officer.

The foregoing description of the Credit Agreement is qualified in its entirety by the Credit Agreement, which is attached hereto as Exhibit 10.1 hereto and is incorporated by reference herein.

Guaranty

In connection with the Credit Agreement, Pac-Van and Wells Fargo entered into that certain Guaranty and Security Agreement dated September 7, 2012 (the “Guaranty”). Pursuant to the Guaranty, Pac-Van guaranteed the repayment of all loans under the Credit Agreement and the performance of all obligations under the Credit Agreement. The foregoing description of the Guaranty is qualified in its entirety by the Guaranty, which is attached hereto as Exhibit 10.2 hereto and is incorporated by reference herein.

        Trademark Security Agreement

 In connection with the Credit Agreement, Pac-Van entered into that certain Trademark Security Agreement dated September 7, 2012 (the “Trademark Security Agreement”) for the benefit of Wells Fargo, as agent for the lenders who are parties to the Credit Agreement.  Under the Trademark Security Agreement, Pac-Van granted a security interest in certain assets, including, without limitation, its trademarks, service marks and other intellectual property, to secure the repayment of all loans and the performance of all obligations under the Credit Agreement. The foregoing description of the Trademark Security Agreement is qualified in its entirety by the Trademark Security Agreement, which is attached hereto as Exhibit 10.3 hereto and is incorporated by reference herein.

Pledge Agreement

In connection with the Credit Agreement, GFNA entered into that certain Pledge Agreement dated September 7, 2012 (the “Pledge Agreement”).  Pursuant to the Pledge Agreement, GFNA agreed to pledge the shares of stock of its subsidiary Pac-Van to secure the repayment of all loans and the performance of all obligations under the Credit Agreement. The foregoing description of the Pledge Agreement is qualified in its entirety by the Pledge Agreement, which is attached hereto as Exhibit 10.4 hereto and is incorporated by reference herein.

        Canadian Guaranty

In connection with the Credit Agreement, PV Acquisition Corp., an Alberta corporation and wholly-owned subsidiary of Pac-Van, entered into that certain Canadian Guaranty and Security Agreement dated September 7, 2012 (the “Canadian Guaranty”). Pursuant to the Canadian Guaranty, PV Acquisition Corp. guaranteed the repayment of all loans under the Credit Agreement and the performance of all obligations under the Credit Agreement. Under the Canadian Security Agreement, PV Acquisition Corp. granted a security interest in substantially all of its assets to secure the repayment of all loans and the performance of all obligations under the Credit Agreement.  The foregoing description of the Canadian Guaranty is qualified in its entirety by the Canadian Guaranty, which is attached hereto as Exhibit 10.5 hereto and is incorporated by reference herein.

Item 1.02  Termination of a Material Definitive Agreement

In connection with entering into the Credit Agreement on September 7, 2012, Pac-Van repaid in full all obligations and liabilities owing under, and terminated, its $85 million senior secured revolving credit facility under the Prior Credit Agreement for which PNC Bank served as the administrative agent.  The description of the Credit Agreement set forth under Item 1.01 is hereby incorporated by reference into this Item 1.02 as if fully set forth herein.

In connection with entering into the Credit Agreement on September 7, 2012, Pac-Van repaid in full all obligations and liabilities owing under, and terminated, the Investment Agreement.  The description of the Investment Agreement set forth under Item 1.01 is hereby incorporated by reference into this Item 1.02 as if fully set forth herein.

Item 9.01   Financial Statements and Exhibits

Exhibit No.   Exhibit Description

10.1	Credit Agreement dated September 7, 2012 among Wells Fargo Bank, National Association, HSBC Bank USA, NA and the Private Bank and Trust Company and Pac-Van
10.2	Guaranty and Security Agreement dated September 7, 2012 by Pac-Van for the benefit of Wells Fargo, as agent for the Lenders
10.3	Trademark Security Agreement dated September 7, 2012 by Pac-Van for the benefit of Wells Fargo, as agent for the Lenders
10.4	Pledge Agreement dated September 7, 2012 by GFNA for the benefit of Wells Fargo, as agent for the Lenders
10.5	Guaranty and Security Agreement dated September 7, 2012 by PV Acquisition Corp. for the benefit of Wells Fargo, as agent for the Lenders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: September 10, 2012	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
General Counsel, Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1	Credit Agreement dated September 7, 2012 among Wells Fargo Bank, National Association, HSBC Bank USA, NA and the Private Bank and Trust Company and Pac-Van
10.2	Guaranty and Security Agreement dated September 7, 2012 by Pac-Van for the benefit of Wells Fargo, as agent for the Lenders
10.3	Trademark Security Agreement dated September 7, 2012 by Pac-Van for the benefit of Wells Fargo, as agent for the Lenders
10.4	Pledge Agreement dated September 7, 2012 by GFNA for the benefit of Wells Fargo, as agent for the Lenders
10.5	Guaranty and Security Agreement dated September 7, 2012 by PV Acquisition Corp. for the benefit of Wells Fargo, as agent for the Lenders

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